UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2026

BIOMX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 New Burton Road, Suite 201, Dover, Delaware 19904

(Address of principal executive offices, including zip code)

(972) 52-437-4900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reverse Stock Split. On September 3, 2026, BiomX Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Split Amendment”) with the Secretary of State of the State of Delaware, which became effective at 12:01 a.m., Eastern Time, on September 9, 2026. The Split Amendment effected a one-for-ten reverse stock split of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and reduced the number of authorized shares of Common Stock from 750,000,000 to 150,000,000. The Split Amendment was approved by the Company’s stockholders at a special meeting held on August 25, 2026, as previously reported. Trading in the Common Stock on a split-adjusted basis on the NYSE American commences with the market open on September 9, 2026 under the new CUSIP number 09090D 608. No fractional shares will be issued; as previously disclosed, fractional shares were rounded up to the nearest whole share at the record holder and DTC participant level.

Name Change. On September 3, 2026, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Name Change Amendment”) with the Secretary of State of the State of Delaware, which will become effective at 12:01 a.m., Eastern Time, on September 11, 2026, changing the Company’s name from BiomX Inc. to Tessera Defense and Homeland Security Inc. The Name Change Amendment was approved by the Company’s Board of Directors on August 31, 2026 and, pursuant to Section 242(d)(1) of the Delaware General Corporation Law, did not require stockholder approval. In connection with the name change, the Common Stock will begin trading on the NYSE American under the ticker symbol “HLSQ” at the market open on September 11, 2026. The CUSIP number of the Common Stock, 09090D 608, was not changed by the name change.

The foregoing descriptions of the Split Amendment and the Name Change Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of those amendments, copies of which are filed as Exhibits 3.1 and 3.2 to this Current Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of BiomX Inc. (reverse stock split), effective September 9, 2026

3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of BiomX Inc. (name change), to be effective September 11, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

Date: September 9, 2026

By:	/s/ Michael Oster
Name:	Michael Oster
Title:	Chief Executive Officer

2